UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

        Date of Report (Date of earliest event reported):
             December 22, 2003 (December 17, 2003)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                  (Commission File Number)

          Delaware                    74-2982117
(State or Other Jurisdiction of     (IRS Employer
Incorporation or Organization)    Identification No.)

       401 Whitney Avenue, Suite 400
             Gretna, Louisiana             70056-2596
(Address of Principal Executive Offices)   (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030


ITEM 5.   OTHER EVENTS.

          On December 22, 2003, Torch Offshore, Inc. (the "Company") issued a press release announcing that it has refinanced the debt used to acquire the Midnight Wrangler with General Electric Capital Corporation with a secured term loan in the principal amount of $15.0 million. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit No.                   Description
-----------                   -----------

   99.1     Torch Offshore, Inc. Press Release, dated
            December 22, 2003.

   99.2     Loan Agreement among General Electric Capital
            Corporation, Torch Offshore, L.L.C., Torch
            Offshore, Inc. and Torch Express, L.L.C.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.


                              By: /s/ ROBERT E. FULTON
Date: December 22, 2003       -------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                      INDEX TO EXHIBITS

Exhibit No.                   Description
-----------                   -----------

   99.1     Torch Offshore, Inc. Press Release, dated
            December 22, 2003.

   99.2     Loan Agreement among General Electric Capital
            Corporation, Torch Offshore, L.L.C., Torch
            Offshore, Inc. and Torch Express, L.L.C.


                                                EXHIBIT 99.1

NEWS RELEASE
For immediate release    Contact: Bob Fulton (1)504-367-7030
to: Analysts, Financial                b.fulton@torchinc.com
Community, Media                Bradley Lowe (1)504-367-7030
                                         b.lowe@torchinc.com

             Torch Offshore Announces Refinancing
                  of Midnight Wrangler Debt

New Orleans, Louisiana USA, December 22, 2003

Torch Offshore, Inc. (NASDAQ: TORC) (the "Company") announced that it has refinanced the debt used to acquire the Midnight Wrangler. The Company refinanced the debt with General Electric Capital Corporation with a secured term loan in the principal amount of $15.0 million. As a result of this refinancing the Company received approximately $6.8 million which was utilized to fund the Company's improvements to the Midnight Wrangler and other corporate purposes.

Lyle G. Stockstill, Torch Offshore, Inc. Chairman and Chief Executive Officer, commented, "This change in our capital structure will assist us in moving forward with our growth. We appreciate the confidence this creditor has in the vision and future of Torch Offshore, Inc."

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. Torch Offshore, Inc. is expanding beyond its established shallow water niche market in order to serve the industry's worldwide growing needs in the deep waters.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Act of
1995. The forward-looking statements in this news release include statements about our use of proceeds. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.


                                                EXHIBIT 99.2

                       LOAN AGREEMENT

     This Loan Agreement (this "Agreement") is effective as of December 17, 2003 by and among GENERAL ELECTRIC CAPITAL CORPORATION ("Lender"), a Delaware corporation, TORCH OFFSHORE, L.L.C., a Delaware limited liability company, TORCH OFFSHORE, INC., a Delaware corporation and TORCH EXPRESS, L.L.C., a Louisiana limited liability company (all and each of them referred to herein as "Borrower").

     1. LOAN; PROMISSORY NOTE; MANDATORY AND VOLUNTARY PREPAYMENT. (a) Lender hereby agrees, on or before December 31, 2003, to make a term loan to Borrower in an aggregate principal amount not to exceed Fifteen Million Dollars $15,000,000 (hereinafter, the "Loan"). Lender shall disburse the principal on the Loan on the Acceptance Date specified under the Lender's signature at the end of this Agreement. Reference is made to the Promissory Note in the original principal amount of $15,000,000, made by each Borrower payable to the order of the Lender in substantially the form of Exhibit "A" hereto (together with all amendments and supplements thereto, the "Note"). Borrower promises to pay all amounts due and payable under the Note to the order of Lender.

     (b)  Borrower shall make mandatory prepayments  of  the
Note,  as  provided therein, in this Agreement  and  in  the
preferred  marine mortgages required hereby.   Borrower  may
voluntarily prepay all or any portion of the Note as provided in the Note. If within three (3) years of the Acceptance Date (i) an Event of Default (as hereinafter defined) occurs and Lender has elected to accelerate payment of the Note in accordance with Section 11(b) hereof, or (ii) Borrower terminates or prepays all or any portion of the Note, then without prejudice to any of Lender's other rights and remedies hereunder or under the Debt Documents (as hereinafter defined) or at law, Borrower shall be obligated to immediately pay Lender an additional sum as a prepayment premium equal to the following percentages of the amount pre-paid: Prior to the first annual anniversary date of the
Note: Two percent (2%); thereafter and prior to the second anniversary of the Note: One percent (1%); and thereafter, Zero percent (0%), plus all other sums due under the Note and the Debt Documents (as hereinafter defined).

     2. PREFERRED MARINE MORTGAGES, SECURITY AGREEMENTS, ASSIGNMENTS OF INSURANCE POLICIES AND CONTINUING GUARANTY. In connection with the Note and the above-described Loan, Borrower agrees to execute and deliver to Lender one or more preferred marine mortgages (collectively, the "Mortgages"), Master Security Agreements (collectively, the "Security Agreements"), Assignments of Insurance Policies (collectively, the "Assignments"), and Continuing Guaranty ("Continuing Guaranty"), under which Torch Express, L.L.C. guaranties indebtedness in the original principal amount of $9,250,000.00 incurred by Torch Offshore, L.L.C. to Lender on or about March 21, 2003, each of which shall be in form and substance acceptable to Lender (collectively, the Note, the Mortgages, the Security Agreements, the Assignments, and Continuing Guaranty as the same may be amended, supplemented, extended or otherwise modified from time to time are referred to as the "Debt Documents"). The term "Vessels" as used herein shall refer collectively to all of the vessels described in Mortgages and the term "Collateral" as used herein shall refer collectively to the "Collateral" as defined in the Security Agreements.

     3. TAXES. Borrower will pay promptly when due all taxes, assessments and governmental charges upon or against Borrower or the property or operations of Borrower, in each case before same becomes delinquent and before penalties accrue thereon, unless and to the extent that same are being contested in good faith by appropriate proceedings.

     4. GENERAL INDEMNITY. Borrower assumes all risk and liability for, and shall defend, indemnify and keep Lender harmless on an after-tax basis from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses (collectively, the "Claims"), including reasonable attorneys' fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Lender, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, operation, condition, sale, return or other disposition of the Vessels or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Borrower or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement and INCLUDING ANY AND ALL SUCH CLAIMS ARISING AS A RESULT OF LENDER'S OWN NEGLIGENCE, but excluding any such Claims caused by Lender's gross negligence or willful misconduct). In this section, "Lender" also includes any director, officer, employee, agent, successor or assign of Lender. Borrower's obligations under this section shall survive the expiration, cancellation or termination of this Agreement.

     5.    FINANCIAL REPORTS.  Borrower agrees to furnish to
Lender: (a) as soon as available, and in any event within 120 days after the end of each fiscal year of Borrower a balance sheet of Borrower as of the end of such fiscal year and the related statement of income and retained earnings for such fiscal year, audited by independent public accountants of nationally recognized standing selected by Borrower, all in reasonable detail and setting forth in comparative form the corresponding figures for the preceding fiscal year; (b) all annual financial forecasts presented to the board of directors of Torch Offshore, Inc. ("Parent");
(c) as soon as available, and in any event within 45 days after the end of each of the first three quarters accounting period in each fiscal year of Borrower, an unaudited balance sheet of Borrower as of the end of such period and the related statement of income and retained earnings for such period, all in reasonable detail certified as true and complete by the president, vice president, controller or the chief financial officer of Borrower; and (d) such other financial information as Lender may from time to time reasonably request including, without limitation, financial reports filed by Borrower with federal or state regulatory agencies. All such financial information shall be prepared in accordance with generally accepted accounting principles except for certain adjustments for the quarterly financial statements, and shall be prepared on a consolidated and consolidating basis. Parent will deliver to Lender copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.

     6. NO CHANGES IN BORROWER. Borrower shall not without the prior written consent of Lender: (a) liquidate, dissolve, terminate or suspend its business or enter into any management agreements, service agreements or borrowing transactions; provided, however, that a Borrower may enter into management agreements, service agreements or borrowing transactions with another Borrower without the prior written consent of Lender; (b) transfer all or any substantial part of its operations or assets outside of the United States of America (except that the Vessels may be operated outside the territorial waters of the United States as long as covered by its insurance trading warranties and in accordance with the requirements of the Mortgages and Security Agreements);
(c) sell, transfer or otherwise dispose of all or a majority of its assets or pay any cash dividends or other distributions of assets to equity holders in Borrower or make any payments in respect of any subordinated debt, or redeem any common or preferred stock or membership interests, as applicable, of any Borrower; or (d) undergo any change in the ownership of membership interests or shares in Torch Offshore, L.L.C. and Torch Express, L.L.C., or Parent undergoes any event or series of events as a result of which any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d) of the Securities
Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities Exchange Commission (collectively, the "Exchange Act")) (excluding Parent or any Subsidiary (as hereinafter defined)) is or becomes, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable) of more than 45% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors, managers or trustees, as applicable, of Parent or any successor entity; provided, however, that any Borrower may undergo a change in ownership as described in subsection (d) of this section 6 as long as on the date of such change in ownership the
Borrower makes a mandatory prepayment of the Note in the amount of fifty percent (50%) of the Net Sale Proceeds (as hereinafter defined), which Lender may apply to the remaining principal installments due under the Note in inverse order of maturity and any other amounts then due Lender in such order as Lender may elect. The term "Net Sale Proceeds" shall mean all amounts received in exchange for the membership interests or shares, as applicable, less customary and reasonable costs and expenses of sale. If Borrower intends to enter into any merger, consolidation or similar reorganization (each a "Merger") where Borrower will not be the surviving business entity, then (i) Borrower agrees that it will notify Lender in writing no less than 30 days before the intended effective date of such Merger and such notice will include information about the parties to such Merger, (ii) Borrower agrees that such Merger will be subject to the prior written consent of Lender, and (iii) Lender agrees that its consent to such Merger will not be unreasonably denied or delayed; provided, if not given in 21 days or less, Lender's consent shall be deemed to be denied. If Lender denies its consent (deemed or otherwise) to any Merger as described above in this section and if Borrower intends to complete any such Merger, then Borrower shall prepay its obligations under the Note by paying to Lender on the intended effective date of the applicable Merger (the "Merger Payment Date") the total of the following: (1) all accrued interest, taxes, late charges and other amounts then due and payable under the Note and the other Debt Documents; plus (2) the remaining principal balance payable by Borrower under the Note as of said Merger Payment Date according to the simple interest method together with any sales or transfer taxes due in connection with such amounts (provided however, that no prepayment premium shall accrue under the
Note in connection with a prepayment under this Section of the Agreement).

     7. REPRESENTATIONS. Borrower represents and warrants that: (a) Borrower is duly organized and legally existing under the laws of the state set forth above and is qualified to do business in and is in good standing under the laws of each other state in which it conducts its business; (b) Borrower has the power and is duly authorized to enter into the Debt Documents and to execute and deliver to Lender, now and from time to time hereafter, additional instruments, resolutions, agreements and other instruments or documents relating to the foregoing agreements; (c) Borrower has, by proper action, authorized and empowered those persons whose signatures appear in the Debt Documents, and any instruments, documents and exhibits that have been delivered in connection herewith, to execute the same for and on its behalf; (d) each of the Debt Document(s) constitute(s) the legal, valid, and binding obligations of Borrower enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or affecting the enforcement of creditors' rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions that may affect the remedies provided therein; (e) this Agreement and the Note evidence a loan made primarily for business, commercial or agricultural purposes and not primarily for personal, family, or household purposes; (f) Borrower is, and will continue to be, the legal and beneficial owner of the Vessels (as applicable), free and clear of any Lien (hereinafter defined), except for the security interest created by any agreement executed by Borrower for the benefit of Lender and such Liens as are expressly permitted by the Mortgages. "Lien" means any security interest, lien, mortgage, pledge, encumbrance, judgment, execution, attachment, warrant, writ, levy, other judicial process or claim of any nature whatsoever by or of any person; and (g) as of the Acceptance Date (i) since Borrower's last audited financial statements there has been no material adverse change, individually or in the aggregate, in the business, financial or other condition of any Borrower or Borrowers, taken as a whole, the industry in which any Borrower operates, or the Vessels subject to the Mortgages or in the prospects or projections of any Borrower or the Borrowers taken as a whole, (ii) no litigation has commenced or been threatened which, if successful, would have a material adverse impact on any Borrower or the Borrowers, taken as a whole, any Borrower's business, or any Borrower's ability to repay the Loan, or which would prevent the transactions contemplated hereby, and (iii) since Borrower's June 30, 2003 quarterly financial statements, there has been no material increase in the liabilities, liquidated or contingent, of any Borrower or the Borrowers, taken as a whole, or a material decrease in the assets of any Borrower or Borrowers, taken as a whole.

      8. FINANCIAL COVENANTS. (a) Borrower will have and maintain, as of the end of each fiscal quarter, beginning on December 31, 2004:

     (1)  minimum EBITDA of $18,500,000.00;

     (2)  minimum Fixed Charge Coverage Ratio of 1.05:1.00;
          and

     (3)  maximum Leverage Ratio as follows:

          Quarterly Test Period                Ratio
          ---------------------                -----
          12/31/04-9/30/05                   5.25:1.00
          12/31/05-9/30/06                   4.75:1.00
          12/31/06-9/30/07                   4.25:1.00
          12/31/07-9/30/08                   3.75:1.00
          12/31/08 and thereafter            3.25:1.00;

     (b) for purposes of this Section, the following definitions shall apply:

     (1) "Capitalized Lease Obligations" of any Person shall mean, as of the date of any determination thereof, the amount at which the aggregate rental obligations due and to become due under all Capitalized Leases under which such person is a lessee would be reflected as a liability on a balance sheet of such Person as determined in accordance with GAAP.

     (2) "Capitalized Lease" shall mean any lease of Property, whether real and/or personal, by a Person as lessee which as determined in accordance with GAAP is required to be capitalized on the balance sheet of such person.

     (3)  "Distribution" in respect of any Person shall mean
          (a) dividends or other distributions of cash, stock assets or other property on or in respect of any shares of stock, membership interest or other equity interest in such person; and (b) the redemption, repurchase or other acquisition of any shares of stock, membership interest or other equity interest in such person or of any warrants, rights or other options to purchase any stock, membership interest or other equity interest (except when solely in exchange for such stock, membership interest or other equity interest); provided that, the issuance of or granting of warrants, rights or other options to purchase stock of Borrower shall not be considered a Distribution.

     (4) The term "EBITDA" shall mean the consolidated Net Income plus the amount reflected in the financial statements of the Borrower as expenses incurred for interest, income taxes, state franchise taxes, depreciation, amortization of any intangible assets, amortization of financing or related fees, and non-cash charges.

     (5) The term "GAAP" shall mean generally accepted accounting principles at the time in the United
          States of America.

     (6) The term "Indebtedness" shall mean, with respect to any Person, without duplication, all indebtedness, liabilities and obligations of such Person, but in any event including, without limitation, all (i) obligations of such Person for borrowed money or for the deferred purchase price of Property or services (including, without limitation, all notes payable and all obligations evidenced by bonds, debentures, notes or other similar instruments), (ii) obligations secured by any lien on, or payable out of the proceeds of production from, any Property or assets owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (iii) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (iv) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (v) Capitalized Lease Obligations of such Person,(vi) all accounts payables of such Person, (vii) all indebtedness, liabilities and obligations of such Person under guarantees, and
          (viii) all obligations of such Person, contingent or otherwise, relative to the face amount of letters of credit (as may be reduced pursuant to their terms), whether or not drawn.

     (7) The term "Net Income" shall mean, for the period in question, the after-tax net income or loss of Borrower as reflected in the financial statements of the Borrower for the relevant period, but excluding in any event the following to the extent included in the computation of net income on such financial statements: (i) any gains or losses resulting from any reappraisal, revaluation or write-up or write-down of assets; (ii) any equity of Borrower in the undistributed earnings of any corporation which is not a Subsidiary and is accounted for on the equity method; (iii) gains or losses from the acquisition or disposition of investments; (iv) gains from the retirement or extinguishment of any Indebtedness; (v) gains on collections from insurance policies or settlements (net of premiums paid or other expenses incurred with respect to such gains during the fiscal period in which the gain occurs, to the extent such premiums or other expenses are not already reflected in Net Income for such period); (vi) any gains or losses during such period from any change in accounting principles, from any discontinued operations or the disposition thereof or from any prior period adjustments; and (vii) any extraordinary gains or losses; all determined on a consolidated basis in accordance with GAAP.

     (8) The term "Fixed Charge Coverage Ratio" shall mean the ratio of (a) EBITDA minus (i) capital expenditures for maintenance of equipment and facilities and (ii) dry docking costs incurred in the ordinary course of business, to (b) Fixed
          Charges.

     (9)  The term "Fixed Charges" shall mean Scheduled
          Principal Payments plus (a) interest, income taxes, state franchise taxes, paid in cash, and
          (b) cash Distributions.

     (10) The term "Leverage Ratio" shall mean the ratio of Indebtedness to EBITDA.

     (11) The term "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     (12) The term "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
          "Properties" shall mean the plural of Property.

     (13) The term "Scheduled Principal Payments" shall mean, for the period in question, without duplication, all scheduled principal payments of Borrower on Indebtedness for the applicable period, all determined on a consolidated basis as determined in accordance with GAAP; provided that any balloon principal payment on Indebtedness of Borrower which is extended to a maturity date beyond the applicable period shall not be included in the calculation of Scheduled Principal Payments.

     (14) The term "Subsidiary" shall mean (a) any corporation of which more than fifty percent
          (50%) of the issued and outstanding capital stock entitled to vote for the election of directors is at the time owned directly or indirectly by Borrower and/or any one or more Subsidiaries, or
          (b) any partnership, limited liability company, business trust, or any other similar entity of which more than fifty percent (50%) of the voting interests is at the time owned directly or indirectly by Borrower and/or any one or more
          Subsidiaries, and specifically including, but not limited to, Torch Offshore, L.L.C., a Delaware limited liability company, Torch Express, L.L.C., a Louisiana limited liability company, and Torch
          Deepwater, Inc., a Louisiana corporation.

      Borrower covenants and agrees that, so long as any portion of the Loan remains outstanding Borrower will deliver to Lender simultaneously with the delivery of each set of financial statements of Borrower referred to above, a certificate of Borrower's Chief Financial Officer in substantially the form of Exhibit "B" hereto, accompanied by supporting financial worksheets where appropriate, (A) evidencing Borrower's compliance with the financial covenants contained in this Section 8 as calculated on a consolidated basis for Borrower and its Subsidiaries, and
(B) stating whether there exists on the date of such certificate any Event of Default, and if an Event of Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.

     9. OTHER DOCUMENTS; EXPENSES; CLOSING FEE; APPOINTMENT OF ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints Lender and any designee of Lender as Borrower's attorney in fact, with full authority in the place and stead of Borrower, from time to time in Lender's discretion upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Lender may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. Borrower shall pay upon Lender's request any out-of-pocket costs and expense paid or incurred by Lender in connection with this Agreement or the funding and closing of this Agreement and the Loan. In addition, Borrower shall pay Lender on the Acceptance Date a Closing Fee in the amount of $150,000, plus all attorneys,' consultants' and surveyors' fees incurred by the Lender in connection with making the Loan. Borrower authorizes Lender and Lender's agents to correct any typographical errors in Borrower's name in any documents to be filed in public records and to conform the dates of this Agreement, the Note, the Mortgages, the Security Agreements and/or any document executed in connection therewith.

     10. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder and under the Debt Documents: (a) Borrower fails to pay any amount due under the Note when due, subject to the grace period provided in the Note; or (b) there shall be an event of default under any of the Debt Documents; or (c) Borrower fails to pay any amount due under this Agreement within ten
(10) days of request by Lender; or (d) Borrower fails to perform or observe any of its other obligations in this
Agreement for more than 30 days after Lender notifies Borrower of such failure; or (e) Borrower defaults (and such default shall not have been waived or cured) in the payment, performance or observance of any obligation under any loan, credit agreement or lease in which Lender, the parent company of Lender, or any subsidiary (direct or indirect) of Lender (or its successors or assigns) is the creditor or lessor, including, without limitation, all obligations of the Borrower under that certain Loan Agreement dated March 21, 2003, as amended by Waiver and Amendment No. 1 thereto dated August 12, 2003 as amended by Waiver and Amendment No. 2 thereto dated November 11, 2003, as same may be amended and/or replaced from time to time including, or under any note, mortgage, security agreement or guaranty described therein; or (f) Borrower defaults (and such default shall not have been waived or cured) in the payment, performance or observance of any obligation under any other loan, credit agreement or lease; (g) any statement, representation or warranty made by Borrower in this Agreement or in any document, certificate or financial statement in connection with this Agreement, including the Debt Documents, proves at any time to have been untrue or misleading in any material respect as of the time when made; or (h) Borrower becomes insolvent or bankrupt, or Borrower admits its inability to pay its debts as they mature, or Borrower makes an assignment for the benefit of creditors, or Borrower applies for, institutes or consents to the appointment of a receiver, trustee or similar official for Borrower or any substantial part of its respective property or any such official is appointed without the consent of Borrower, or Borrower applies for, institutes or consents to any bankruptcy, insolvency, reorganization, debt moratorium, liquidation or similar proceeding relating to Borrower or any substantial part of its respective property under the laws of any jurisdiction or any such proceeding is instituted against Borrower without stay or dismissal for more than 30 days, or Borrower commences any act amounting to a business failure or a winding up of its affairs, or Borrower ceases to do business as a going concern; or (i) any of the Mortgages shall be declared to be null, void, invalid or unenforceable by Borrower; or (j) there shall be any change in the ownership of membership interests or shares in Torch Offshore, L.L.C. or Torch Express, L.L.C. or Parent shall undergo any event described in Section 6(d) of this Agreement; or (l) Borrower defaults (and such default shall not have been waived or cured) in the payment, performance or observance of any obligation under that certain Credit Agreement, as amended by the First Amendment to Credit Agreement effective as of April 23, 2003, as further amended by the Waiver and Second Amendment to Credit Agreement dated on or about August 8, 2003 and the Waiver and Third Amendment to Credit Agreement dated on or about November 7, 2003 ("Credit Agreement"), by and among Borrower, Regions Bank (as Agent) and Regions Bank and Export Development Canada (as Lenders), as same may be amended and/or replaced from time to time.

     11. RIGHTS UPON DEFAULT. If any Event of Default exists, Lender may exercise in any order one or more of the remedies described in the lettered subparagraphs of this section, and Borrower shall perform its obligations imposed thereby:

     (a) Lender may require Borrower to perform any obligation required to be performed under the Mortgages, the Security Agreements, and the other documents evidencing or securing the Loan.

     (b) Lender may require Borrower to pay to Lender on a date specified by Lender, (i) all accrued and unpaid interest, late charges and other amounts due under this Agreement and the Note, as of such date, plus (ii) the remaining principal balance due under the Note as of such date, plus (iii) interest at the Overdue Rate on the total of the foregoing ("Overdue Rate" means an interest rate per annum equal to the greater of 18% per annum or 2% over the Interest Rate (as defined in the Note), but not to exceed the highest rate permitted by applicable law). If an Event of Default under Section 10(h) of this Agreement exists, then Borrower will be automatically liable to pay Lender the foregoing amounts as of the next installment payment date under the Note unless Lender otherwise elects in writing.

     (c) Borrower shall pay all reasonable costs, expenses and damages incurred by Lender because of the Event of Default or its actions under this section, including, without limitation any reasonable collection agency and/or attorneys' fees incurred in collection efforts.

     (d) Lender may sue to enforce Borrower's performance of its obligations under the Note and this Agreement and/or may exercise any other right or remedy then available to Lender under the Debt Documents, at law or in equity.

     Except as otherwise expressly required by the terms of this Agreement or the Debt Documents or by applicable law, Lender is not required to take any legal process or give Borrower any notice before exercising any of the above remedies. If Lender is required to give notice, ten (10) calendar days advance notice is reasonable notification.
None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lender. Lender's exercise of one or more remedies shall not preclude its exercise of any other remedy. No action taken by Lender shall release Borrower from any of its obligations to Lender. No delay or failure on the part of Lender to exercise any right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. After any default, Lender's acceptance of any payment by Borrower under this Agreement or any of the Debt Documents, or any related agreement shall not constitute a waiver by Lender of such default, regardless of Lender's knowledge or lack of knowledge at the time of such payment, and shall not constitute a reinstatement of this Agreement, or any of the Debt Documents, or any related agreement if this Agreement has been declared in default by Lender, unless Lender has agreed in writing to reinstate this Agreement and to waive the default.

     12. LATE CHARGES. If any installment payment or other amount payable under this Agreement, the Mortgages, the Security Agreements, or the Note is not paid within ten days of its due date, then as compensation for the administration and enforcement of Borrower's obligation to make timely payments, Borrower shall pay with respect to each overdue payment on demand interest at the Overdue Rate (as defined in clause (b) of Section 11 hereof) on each overdue payment for the time period from the due date until such overdue payment is made.

     13. LENDER'S RIGHT TO PERFORM. If Borrower fails to make any payment under this Agreement or any of the Debt Documents, or fails to perform any of its other obligations in this Agreement or any of the Debt Documents (including, without limitation, its agreement to provide insurance coverage), Lender may itself make such payment or perform such obligation, and the amount of such payment and the amount of the expenses of Lender incurred in connection with such payment or performance shall be deemed to be additional principal under the Note which is payable by Borrower on demand.

     14. NOTICES; POWER OF ATTORNEY. (a) All notices, requests and other communications hereunder shall be in writing and shall be sufficient if delivered in person, telegraphed, telefaxed, telecopied, cabled, sent by overnight courier or sent by registered or certified mail, return receipt requested, postage prepaid to Lender or Borrower, as follows:

     Lender:        General Electric Capital Corporation
                    401 Merritt Seven, 2nd Floor
                    Norwalk, CT 06856
                    Attn:     Portfolio Manager
                    Fax No. (203) 229-1980

                    With a copy to:

                    General Electric Capital Corporation
                    8400 Normandale Lake Boulevard
                    Suite 470
                    Minneapolis, MN 55437
                    Attn:     Risk Analyst
                    Fax No.: (952) 897-5601

     Borrower:      Torch Offshore, L.L.C.
                    c/o Torch Offshore, Inc.
                    401 Whitney Avenue
                    Suite 400
                    Gretna, Louisiana 70056
                    Attn:  Chief Financial Officer
                    Fax No.: (504) 367-7075

                    Torch Offshore, Inc.
                    401 Whitney Avenue
                    Suite 400
                    Gretna, Louisiana  70056
                    Attn:  Chief Financial Officer
                    Fax No.: (504) 367-7075

                    Torch Express, L.L.C.
                    c/o Torch Offshore, Inc.
                    401 Whitney Avenue
                    Suite 400
                    Gretna, Louisiana  70556
                    Attn:  Chief Financial Officer
                    Fax No.: (504) 367-7075

Any such notice mailed to such address shall be effective upon its delivery to the applicable party. (b) With respect to any power of attorney covered by this Agreement or any of the Debt Documents, the powers conferred on Lender thereby: are powers coupled with an interest; are irrevocable; are solely to protect Lender's interests under this Agreement; and do not impose any duty on Lender to exercise such powers. Lender shall be accountable solely for amounts it actually receives as a result of its exercise of such powers.

     15. PARTICIPATION AND ASSIGNMENT BY LENDER. Lender may, without the consent of or notice to the Borrower, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participant") participating interests in any Loan or any other interest of Lender hereunder and under any documents relating to the Loan ("Loan Documents"). In the event of any such sale by Lender of a participating interest to a Participant, Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, Lender shall remain solely responsible for the performance thereof, Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower shall continue to deal solely and directly with Lender in connection with Lender's rights and obligations under this Agreement and the other Loan Documents. Borrower agrees that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as Lender under this Agreement.

     Borrower   authorizes  Lender  to   disclose   to   any
Participant and any prospective Participant any and all financial information in Lender's possession concerning Borrower which has been delivered to Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to Lender by or on behalf of the Borrower in connection with Lender's credit evaluation of Borrower prior to becoming a party to this Agreement.

     In addition, all rights of Lender hereunder and under the Debt Documents, and in the Vessels may be assigned, pledged, mortgaged, transferred or otherwise disposed in whole or in part, without notice to Borrower; provided that, Borrower shall not be under any obligation to any assignee of Lender except upon receipt of written notice of such assignment from Lender. Upon notice to Borrower of any such assignment, the principal, interest and other sums payable by Borrower hereunder and under the Debt Documents which are the subject matter of the assignment shall be paid to or upon the written order of the assignee; provided that, no such assignment of Lender's rights shall alter in any way the obligations of Borrower under this Agreement or the Debt Documents. No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by Lender under the terms of this Agreement or under the Debt Documents unless such assignee expressly assumes such obligation, and, if all of Lender's obligations hereunder and thereunder are assumed by such assignee, then Lender shall be relieved of any further liability hereunder and thereunder. Any such assignee upon assignment and assumption of this Agreement shall become the "Lender" hereunder and shall have all rights, powers and remedies given to Lender by this Agreement and the Debt Documents, and shall be named as loss payee or additional insured under all policies of insurance maintained by the Borrower pursuant to the Mortgages and Security Agreements. Borrower agrees to execute related acknowledgements and other documents that may be reasonably requested by Lender or any assignee.

     16. NO ASSIGNMENT OR LEASING BY BORROWER. BORROWER SHALL NOT, DIRECTLY OR INDIRECTLY, MORTGAGE, ASSIGN, SELL, TRANSFER, OR OTHERWISE DISPOSE OF ANY INTEREST IN THIS AGREEMENT, THE NOTE, THE MORTGAGES, THE SECURITY AGREEMENTS OR THE VESSELS, OR ANY PART THEREOF, EXCEPT FOR TIME CHARTERS OF THE VESSELS ENTERED INTO IN THE ORDINARY COURSE OF BORROWER'S BUSINESS AND PURSUANT TO THE TERMS OF THE MORTGAGES.

     17. DEFINITIONS. All terms defined herein are equally applicable to both the singular and plural form of such terms.

     18. CONDITIONS. Lender is not obligated to make any loan or disburse any principal hereunder unless: (a) Lender has received evidence of all required insurance; (b) in Lender's sole judgment, there has been no material adverse change in the financial condition or business of Borrower;
(c) Borrower has signed and delivered to Lender this Agreement and the Note and Lender has received and accepted the same; (d) Lender has received resolutions or appropriate authorization and incumbency certificates from Borrower, all of which shall be satisfactory to Lender in form and substance; (e) Lender has received satisfactory United States Coast Guard lien searches and Republic of Vanuatu Certificates of Ownership and Encumbrance, as applicable, and Uniform Commercial Code lien searches of state and local lien records on the Vessels and the Borrower; (f) Lender has received terminations or releases of lien in recordable form from all creditors with a lien on any part of the Vessels as shown in United States Coast Guard, Republic of Vanuatu, state or local lien records; (g) Lender has received copies of documentation satisfactory to Lender that evidences that Borrower possesses good and marketable title to the Vessels free and clear of any liens other than liens in favor of Lender or liens to be released contemporaneously herewith;
(h) Lender has received such documentation as Lender reasonably requests regarding the documentation of the Vessels with the United States Coast Guard or the Republic of Vanuatu, as applicable, and the recording of the Mortgages with the United States Coast Guard or the Republic of Vanuatu, as applicable; and (i) Lender has received, in form and substance satisfactory to Lender, such other documents and information as Lender shall reasonably request.

     19. USURY. It is not the intention of the parties to this Agreement or the Debt Documents to make an agreement violative of the laws of any applicable jurisdiction relating to usury ("Usury Laws"). Regardless of any provision in this Agreement or the Debt Documents, Lender shall not be entitled to receive, collect or apply, as interest on any indebtedness, any amount in excess of the Maximum Amount (the "Excess"). As used herein, "Maximum Amount" shall mean the maximum amount of interest that would have accrued if the unpaid principal amount of the indebtedness outstanding from time to time had borne interest each day at the maximum amount of interest that Lender is permitted to charge on the indebtedness under the Usury Laws. If Lender ever receives, collects or applies as interest any Excess, such Excess shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining Excess shall be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Amount, Borrower and Lender shall, to the maximum extent permitted under the Usury Laws, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the indebtedness so that the interest rate is uniform throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lender shall refund to Borrower the Excess, and such event shall not be subject to any penalties provided by the Usury Laws.

     20.   GOVERNING LAW.  THE INTERPRETATION,  CONSTRUCTION
AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS
OF THE STATE OF NEW YORK.

     21. MISCELLANEOUS. (a) Subject to the limitations herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns. (b) This Agreement may be executed in any number of counterparts, which together shall constitute a single instrument. (c) Section and paragraph headings in this Agreement are for convenience only and have no independent meaning. (d) The terms of this Agreement shall be severable and if any term thereof is declared unconscionable, invalid, illegal or void, in whole or in part, the decision so holding shall not be construed as impairing the other terms of this Agreement and this Agreement shall continue in full force and effect as if such invalid, illegal, void or unconscionable term were not originally included herein. (e) All indemnity obligations of Borrower under this Agreement or the Debt Documents and all rights, benefits and protections provided to Lender by warranty disclaimers shall survive the cancellation, expiration or termination of this Agreement or the Debt Documents. (f) Lender shall not be liable to Borrower for any indirect, consequential or special damages for any reason whatsoever. (g) This Agreement may be amended, but only by a written amendment signed by the parties hereto. (h) EXCEPT FOR THE DEBT DOCUMENTS AND EXCEPT FOR ANY OTHER WRITTEN INSTRUMENTS SIGNED BY THE PARTIES TO BE BOUND, THIS AGREEMENT REPRESENTS THE FINAL, COMPLETE AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO, AND THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THIS AGREEMENT OR THE VESSELS. (i) Borrower agrees that Lender is not the agent of any manufacturer or supplier of the Vessels, that no such manufacturer or supplier is an agent of Lender, and that any representation, warranty or agreement made by any such manufacturer, supplier or by their employees, sales representatives or agents shall not be binding on Lender.

      22. PROHIBITION OF FUNDAMENTAL CHANGES. Borrower shall not, without the prior written consent of Lender engage in any business activities substantially different that those in which the Borrower are presently engaged. Parent shall not , without the prior written consent of Lender pay any dividends or distributions on Parent's stock (other than dividends payable in the Parent's stock or membership interests) or purchase or retire any of the Parent's outstanding shares or alter or amend the Parent's capital structure; provided, that the Parent may, as long as no Default has occurred and is continuing, make investments in any other Borrower and any Borrower other than Parent may pay dividends or distributions to Parent.

     23. FLAG; HAILING PORT. Without the prior written consent of Lender, Borrower shall not change the flag of the Vessels. In addition, without the prior written consent of Lender, Borrower shall not change the name of the Vessels or the hailing port and port of documentation of the Vessels, and any such written consent to any one change of the name of the Vessels or the hailing port or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed change of the name of the Vessels or the hailing port or port of documentation.

THE  PARTIES  IRREVOCABLY CONSENT TO  THE  JURISDICTION  AND
VENUE OF ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, CITY
OF NEW YORK.

BORROWER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THE DEBT DOCUMENTS, ANY AMOUNTS SECURED THEREBY, ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY RELATED TRANSACTIONS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR TO ANY OTHER DOCUMENTS OR GUARANTY RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     EXECUTED as of the date first set forth above.

TORCH OFFSHORE, L.L.C.
(Borrower)

By:  Torch Offshore, Inc., its sole member

     By: -------------------------------------------
          Robert E. Fulton, Chief Financial Officer

TORCH OFFSHORE, INC.
(Borrower)

By: -------------------------------------------
     Robert E. Fulton, Chief Financial Officer

TORCH EXPRESS, L.L.C.
(Borrower)

By:  Torch Offshore, Inc., its sole member

     By: -------------------------------------------
          Robert E. Fulton, Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION

By: -------------------------------------------

Acceptance Date:  -----------------------------


                                           EXHIBIT A

                   FORM OF PROMISSORY NOTE


                       [See attached.]




                                           EXHIBIT B

               FORM OF COMPLIANCE CERTIFICATE


                       [See attached.]